UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 11, 2011

AXCAN INTERMEDIATE HOLDINGS INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-153896	74-3249870
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

22 Inverness Center Parkway

Suite 310

Birmingham, AL 35242

(Address of Principal Executive Offices, Including Zip Code)

(205) 991-8085

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE: Axcan Intermediate Holdings Inc. (“Axcan” or the “Company”) is filing this Amendment No. 1 to its Current Report on Form 8-K (this “report” or this “Form 8-K/A”), originally filed with the Securities and Exchange Commission (the “SEC”) on February 11, 2011 (the “Initial Filing”) to report under Item 2.01 thereof that it had completed its acquisition of Eurand N.V. (“Eurand”). In response to Item 9.01(b) of the Initial Filing, Axcan stated that it would file the required pro forma information by amendment. This Form 8-K/A is being filed to provide the required pro forma financial information.

Item 9.01.	Financial Statements and Exhibits.

(b) Pro Forma Financial Statements.

The unaudited pro forma condensed consolidated balance sheet of Axcan as of September 30, 2010 and the unaudited pro forma condensed consolidated statement of operations of Axcan for the fiscal year ended September 30, 2010, in each case reflecting, on a pro forma basis, the acquisition of Eurand, are filed as Exhibit 99.4 to this Form 8-K/A and are incorporated herein by reference.

(d) Exhibits.

No.	Description

10.1	Credit Agreement, dated as of February 25, 2008, by and among Axcan, Axcan US Partnership 1 LP, Axcan Midco Inc., Bank of America, N.A. and the other lenders party thereto, as amended, including by that certain Amendment and Restatement Agreement, dated as of February 11, 2011, by and among Axcan, the guarantors and the other parties thereto.*

99.1	Press Release dated February 11, 2011.*

99.2	Audited Consolidated Financial Statements of Eurand for Each of the Years in the Three-Year Period Ended December 31, 2009 and as of December 31, 2008 and 2009 (incorporated by reference into Eurand’s Annual Report on Form 20-F for the fiscal year ended December 31, 2009 filed with the SEC on March 17, 2010).

99.3	Unaudited Historical Condensed Consolidated Financial Statements of Eurand for the Nine Months Ended September 30, 2009 and 2010 and as of December 31, 2009 and September 30, 2010 (incorporated by reference into Eurand’s Report on Form 6-K filed with the SEC on November 5, 2010).

99.4	Unaudited Pro Forma Condensed Consolidated Balance Sheet of Axcan as of September 30, 2010 and Unaudited Pro Forma Condensed Consolidated Statement of Operations of Axcan for the Fiscal Year Ended September 30, 2010. **

*	Previously filed.
**	Filed herewith.

Forward-Looking Statements

This report contains forward-looking statements. Forward-looking statements include those which express plan, anticipation, intent, contingency, goals, targets or future development and/or otherwise are not statements of historical fact. The words “expects,” “potentially,” “anticipates,” “could,” “calls for” and similar expressions also identify forward-looking statements. These statements are based upon the Company’s current expectations and are subject to risks and uncertainties which could cause actual results and developments to differ materially from those expressed or implied in such statements. Factors that could affect actual results and developments include the ability of the Company to achieve synergies and other anticipated benefits of the acquisition of Eurand, the results, consequences, effects or timing of any inquiry or investigation by any regulatory authority or any legal or administrative proceedings, the successful preparation and implementation of an effective integration plan, and any other risks set forth in the respective filings of Axcan and Eurand with the SEC, including Eurand’s annual report on Form 20-F and periodic reports on Form 6-K and the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, in each case together with all amendments thereto. Investors should evaluate any statement in light of these important factors. Forward-looking statements contained in this report are made as of the date of this report or as of the date indicated for such statements, as applicable, and, other than as required by applicable law, the parties undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Actual events could differ materially from those anticipated in the forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXCAN INTERMEDIATE HOLDINGS INC.

Date: April 28, 2011	By:	/s/ Steve Gannon
Steve Gannon
Senior Vice President, Finance, Chief Financial Officer and Treasurer

EXHIBIT INDEX

No.	Description

10.1	Credit Agreement, dated as of February 25, 2008, by and among Axcan, Axcan US Partnership 1 LP, Axcan Midco Inc., Bank of America, N.A. and the other lenders party thereto, as amended, including by that certain Amendment and Restatement Agreement, dated as of February 11, 2011, by and among Axcan, the guarantors and the other parties thereto.*

99.1	Press Release dated February 11, 2011.*

99.2	Audited Consolidated Financial Statements of Eurand for Each of the Years in the Three-Year Period Ended December 31, 2009 and as of December 31, 2008 and 2009 (incorporated by reference into Eurand’s Annual Report on Form 20-F for the fiscal year ended December 31, 2009 filed with the SEC on March 17, 2010).

99.3	Unaudited Historical Condensed Consolidated Financial Statements of Eurand for the Nine Months Ended September 30, 2009 and 2010 and as of December 31, 2009 and September 30, 2010 (incorporated by reference into Eurand’s Report on Form 6-K filed with the SEC on November 5, 2010).

99.4	Unaudited Pro Forma Condensed Consolidated Balance Sheet of Axcan as of September 30, 2010 and Unaudited Pro Forma Condensed Consolidated Statement of Operations of Axcan for the Fiscal Year Ended September 30, 2010. **

*	Previously filed.
**	Filed herewith.